=========================================================================






                        AMENDED AND RESTATED

                          TRUST AGREEMENT

                               Among

                      ALLEGIANT BANCORP, INC.

                          (as Depositor)

                       BANKERS TRUST COMPANY

                       (as Property Trustee)

                                and


                      BANKERS TRUST (DELAWARE)

                       (as Delaware Trustee)

                          SHAUN R. HAYES

                        (as Administrator)

                         THOMAS A. DAIBER

                        (as Administrator)

                     dated as of August 2, 1999

                     ALLEGIANT CAPITAL TRUST I




=========================================================================

                     ALLEGIANT CAPITAL TRUST I

        Certain Sections of this Trust Agreement relating to
                  Sections 310 through 318 of the
                    Trust Indenture Act of 1939:

Trust Indenture                                       Trust Agreement
  Act Section                                            Section
  -----------                                            -------


Section 310    (a)(1)                                             8.7
               (a)(2)                                             8.7
               (a)(3)                                             8.9
               (a)(4)                                      2.7(a)(ii)
               (b)                                      8.8, 10.10(b)
Section 311    (a)                                    8.13, 10.10(b)
               (b)                                     8.13, 10.10(b)
Section 312    (a)                                           10.10(b)
               (b)                                      10.10(b), (f)
               (c)                                                5.7
Section 313    (a)                                            8.15(a)
               (a)(4)                                        10.10(c)
               (b)                                  8.15(c), 10.10(c)
               (c)                                     10.8, 10.10(c)
               (d)                                           10.10(c)
Section 314    (a)                                     8.16, 10.10(d)
               (b)                                     Not Applicable
               (c)(1)                             8.17, 10.10(d), (e)
               (c)(2)                             8.17, 10.10(d), (e)
               (c)(3)                             8.17, 10.10(d), (e)
               (e)                                     8.17, 10.10(e)
Section 315    (a)                                             8.1(d)
               (b)                                                8.2
               (c)                                             8.1(c)
               (d)                                             8.1(d)
               (e)                                     Not Applicable
Section 316    (a)                                     Not Applicable
               (a)(1)(A)                               Not Applicable
               (a)(1)(B)                               Not Applicable
               (a)(2)                                  Not Applicable
               (b)                                               5.13
               (c)                                                6.7
Section 317    (a)(1)                                  Not Applicable
               (a)(2)                                            8.14
               (b)                                               5.10
Section 318    (a)                                           10.10(a)

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                                         TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
ARTICLE I          DEFINITIONS                                                                   1

   Section 1.1     Definitions                                                                   1

ARTICLE II         CONTINUATION OF THE ISSUER TRUST                                             11

   Section 2.1     Name                                                                         11
   Section 2.2.    Office of the Delaware Trustee; Principal Place of Business                  11
   Section 2.3.    Initial Contribution of Trust Property; Organizational Expenses              12
   Section 2.4.    Issuance of the Preferred Securities                                         12
   Section 2.5.    Issuance of the Common Securities; Subscription and Purchase of Junior
                   Subordinated Debentures                                                      12
   Section 2.6.    Declaration of Trust                                                         13
   Section 2.7.    Authorization to Enter into Certain Transactions                             13
   Section 2.8.    Assets of Trust                                                              16
   Section 2.9.    Title to Trust Property                                                      16

ARTICLE III        PAYMENT ACCOUNT                                                              16

   Section 3.1.    Payment Account                                                              16

ARTICLE IV         DISTRIBUTIONS, REDEMPTION                                                    17

   Section 4.1.    Distributions                                                                17
   Section 4.2.    Redemption                                                                   18
   Section 4.3.    Subordination of Common Securities                                           20
   Section 4.4.    Payment Procedures                                                           21
   Section 4.5.    Tax Returns and Reports                                                      21
   Section 4.6.    Payment of Taxes, Duties, Etc. of the Issuer Trust                           21
   Section 4.7.    Payments under Indenture or Pursuant to Direct Actions                       22
   Section 4.8.    Liability of the Holder of Common Securities                                 22

ARTICLE V          TRUST SECURITIES CERTIFICATES                                                22

   Section 5.1.    Initial Ownership                                                            22
   Section 5.2.    The Trust Securities Certificates                                            22
   Section 5.3.    Execution and Delivery of Trust Securities Certificates                      22
   Section 5.4.    Global Preferred Security                                                    23
   Section 5.5.    Registration of Transfer and Exchange Generally; Certain Transfers and
                   Exchanges; Preferred Securities Certificates                                 24
   Section 5.6.    Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates           25
   Section 5.7.    Persons Deemed Holders                                                       25
   Section 5.8.    Access to List of Holders' Names and Addresses                               26
   Section 5.9.    Maintenance of Office or Agency                                              26




   Section 5.10.   Appointment of Paying Agent                                                  26
   Section 5.11.   Ownership of Common Securities by Depositor                                  26
   Section 5.12.   Notices to Clearing Agency                                                   27
   Section 5.13.   Rights of Holders                                                            27

ARTICLE VI         ACTS OF HOLDERS; MEETINGS; VOTING                                            29

   Section 6.1.    Limitations on Holder's Voting Rights                                        29
   Section 6.2.    Notice of Meetings                                                           29
   Section 6.3.    Meetings of Holders                                                          30
   Section 6.4.    Voting Rights                                                                30
   Section 6.5.    Proxies, etc                                                                 30
   Section 6.6.    Holder Action by Written Consent                                             30
   Section 6.7.    Record Date for Voting and Other Purposes                                    30
   Section 6.8.    Acts of Holders                                                              31
   Section 6.9.    Inspection of Records                                                        32

ARTICLE VII        REPRESENTATIONS AND WARRANTIES                                               32

   Section 7.1.    Representations and Warranties of the Property Trustee and the
                   Delaware Trustee                                                             32
   Section 7.2.    Representations and Warranties of the Depositor                              33

ARTICLE VIII       THE ISSUER TRUSTEES; THE ADMINISTRATORS                                      33

   Section 8.1.    Certain Duties and Responsibilities                                          33
   Section 8.2.    Certain Notices                                                              35
   Section 8.3.    Certain Rights of Property Trustee                                           36
   Section 8.4.    Not Responsible for Recitals or Issuance of Securities                       37
   Section 8.5.    May Hold Securities                                                          37
   Section 8.6.    Compensation; Indemnity; Fees                                                37
   Section 8.7.    Corporate Property Trustee Required; Eligibility of Trustees and
                   Administrators                                                               38
   Section 8.8.    Conflicting Interests                                                        39
   Section 8.9.    Co-Trustees and Separate Trustee                                             39
   Section 8.10.   Resignation and Removal; Appointment of Successor                            40
   Section 8.11.   Acceptance of Appointment by Successor                                       41
   Section 8.12.   Merger, Conversion, Consolidation or Succession to Business                  41
   Section 8.13.   Preferential Collection of Claims Against Depositor or Issuer Trust          42
   Section 8.14.   Trustee May File Proofs of Claim                                             42
   Section 8.15.   Reports by Property Trustee                                                  42
   Section 8.16.   Reports to the Property Trustee                                              43
   Section 8.17.   Evidence of Compliance with Conditions Precedent                             43
   Section 8.18.   Number of Issuer Trustees                                                    43
   Section 8.19.   Delegation of Power                                                          43
   Section 8.20.   Appointment of Administrators                                                44




ARTICLE IX         DISSOLUTION, LIQUIDATION AND MERGER                                          44

   Section 9.1.    Dissolution Upon Expiration Date                                             44
   Section 9.2.    Early Dissolution                                                            44
   Section 9.3.    Termination                                                                  45
   Section 9.4.    Liquidation                                                                  45
   Section 9.5.    Mergers, Consolidations, Amalgamations or Replacements of the Issuer
                   Trust                                                                        46
   Section 9.6.    Mergers, Consolidations, Amalgamations or Replacements of the
                   Issuer Trust                                                                 46

ARTICLE X          MISCELLANEOUS PROVISIONS                                                     47

   Section 10.1.   Limitation of Rights of Holders                                              47
   Section 10.2.   Amendment                                                                    47
   Section 10.3.   Separability                                                                 48
   Section 10.4.   Governing Law                                                                49
   Section 10.5.   Payments Due on Non-Business Day                                             49
   Section 10.6.   Successors and Assigns                                                       49
   Section 10.7.   Headings                                                                     49
   Section 10.8.   Reports, Notices and Demands                                                 49
   Section 10.9.   Agreement Not to Petition                                                    50
   Section 10.10.  Trust Indenture Act; Conflict with Trust Indenture Act                       50
   Section 10.11.  Acceptance of Terms of Trust Agreement, Guarantee and Indenture              51
   Section 10.12.  Counterparts                                                                 51

                                               EXHIBITS
Exhibit A   Certificate of Trust
Exhibit B   Form of Certificate Depositary Agreement
Exhibit C   Form of Common Securities Certificate
Exhibit D   Form of Preferred Securities Certificate

               AMENDED AND RESTATED TRUST AGREEMENT
               ------------------------------------

     THIS AMENDED AND RESTATED TRUST AGREEMENT, dated as of August 2,
1999 (this "Trust Agreement"), is among (a) ALLEGIANT BANCORP, INC., a Missouri corporation (including any successors or assigns, the "Depositor"), (b) BANKERS TRUST COMPANY, a New York banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (c) BANKERS TRUST (DELAWARE), a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee") (the Property Trustee and the Delaware Trustee are referred to collectively herein as the "Issuer Trustees"); (d) SHAUN R. HAYES, an individual, and THOMAS
A. DAIBER, an individual, each of whose address is c/o the Depositor (each an "Administrator" and, collectively, the "Administrators" and together with the Issuer Trustees, the "Trustees"); and (e) the several Holders, as hereinafter defined.

                              RECITALS

     WHEREAS, the Depositor and certain of the Trustees have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into a certain Declaration of Trust, dated as of June 29, 1999 (the "Original Trust Agreement"), and by the execution and filing by the Delaware Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on June
30, 1999 (the "Certificate of Trust"), a copy of which is attached hereto as Exhibit A; and

     WHEREAS, the Depositor and the Delaware Trustee desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (a) the issuance of the Common Securities by the Issuer Trust to the Depositor, (b) the issuance and sale of the Preferred Securities by the Issuer Trust pursuant to the Underwriting Agreement, (c) the acquisition by the Issuer Trust from the Depositor of all of the right, title and interest in the Junior Subordinated Debentures and (d) the appointment of the Property Trustee and the Administrators.

     NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Trust Agreement in its entirety and agrees, intending to be legally bound, as follows:

                             ARTICLE I
                             ----------

                            DEFINITIONS
                            -----------

     Section 1.1. Definitions.  For all purposes of this Trust
                  -----------
Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article I have the meanings assigned to them in this Article and include the plural as well as the singular;

     (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

     (d) all accounting terms used but not defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles as in effect at the time of computation;

     (e) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement;

     (f) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision; and

     (g) all references to the date the Preferred Securities were originally issued shall refer to the date the 9.875% Preferred Securities were originally issued.

     "25% Capital Limitation" means the limitation imposed by the Federal Reserve that the proceeds of certain qualifying securities similar to the Trust Securities will qualify as Tier 1 capital of the Depositor up to an amount not to exceed, when taken together with all cumulative preferred stock of the Depositor, if any, 25% of the Depositor's Tier 1 capital, and any subsequent or successor limitation adopted by the Federal Reserve.

     "Act" has the meaning specified in Section 6.8.

     "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or for a given period, the amount of Additional Interest paid by the Depositor on a Like Amount of Junior Subordinated Debentures for such period.

     "Additional Interest" has the meaning specified in Section 1.1 of the Indenture.

     "Additional Sums" has the meaning specified in Section 10.6 of the Indenture.

     "Administrators" means each Person appointed in accordance with
Section 8.20 solely in such Person's capacity as Administrator of the Issuer Trust heretofore formed and continued hereunder and not in such Person's individual capacity, or any successor Administrator appointed as herein provided; with the initial Administrators being Shaun R. Hayes and Thomas A. Daiber.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Preferred Security or beneficial interest therein, the rules and procedures of the Depositary for such Preferred Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Bank" has the meaning specified in the preamble to this Trust
Agreement.

     "Bankruptcy Event" means, with respect to any Person:

     (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

     "Bankruptcy Laws" has the meaning specified in Section 10.9.

     "Board of Directors" means the board of directors of the Depositor or the Executive Committee of the board of directors of the Depositor (or any other committee of the board of directors of the Depositor performing similar functions) or, for purposes of this Trust Agreement, a committee designated by the board of directors of the Depositor (or any such committee), comprised of two or more members of the board of directors of the Depositor or officers of the Depositor, or both.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Issuer Trustees.

     "Business Day" means a day other than (a) a Saturday or Sunday,
(b) a day on which banking institutions in the State of Missouri or in the City of New York are authorized or required by law or executive order to remain closed or (c) a day on which the Property Trustee's Corporate Trust Office or the Delaware Trustee's Corporate Trust Office or the Corporate Trust Office of the Debenture Trustee is closed for business.

     "Capital Treatment Event" means the receipt by the Depositor and the Issuer Trust of the Opinion of Counsel, rendered by counsel experienced in such matters, that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of the issuance of the Preferred Securities of the

Issuer Trust, there is more than an insubstantial risk that the Depositor will not be entitled to treat an amount equal to the Liquidation Amount of such Preferred Securities as "Tier 1 Capital" (or the then equivalent thereof), except as otherwise restricted under the 25% Capital Limitation, for purposes of the risk-based capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Depositor; provided, that the Depositor or the Issuer Trust shall have requested and received such an Opinion of Counsel with regard to such matters within a reasonable period of time after the Depositor or the Issuer Trust, as appropriate, shall have become aware of the possible occurrence of any such event.

     "Cede" means Cede & Co.

     "Certificate Depositary Agreement" means the agreement among the Issuer Trust, the Depositor and the Depositary, as the initial Clearing Agency, dated as of the Closing Date, substantially in the form attached hereto as Exhibit B, as the same may be amended and supplemented from
          ---------
time to time.

     "Certificate of Trust" has the meaning specified in the preamble to this Trust Agreement.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depositary shall be the initial Clearing Agency.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means the Time of Delivery for the Firm Securities, which date is also the date of execution and delivery of this Trust Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended or any successor statute, in each case as amended from time to time.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached hereto as Exhibit C.
          ---------

     "Common Security" means an undivided beneficial interest in the assets of the Issuer Trust, having a Liquidation Amount of $10 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Corporate Trust Office" means (a) with respect to the Property Trustee or the Debenture Trustee, the principal office of the Property Trustee located in the City of New York, New York, which at the time of the execution of this Trust Agreement is located at Four Albany Street, New York, New York 10006; Attention: Corporate Trust and Agency Services, and (b) with respect to the Delaware Trustee, the principal office of the Delaware Trustee located at E.A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware, 19805-1266.

     "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

     "Debenture Redemption Date" means, with respect to any Junior Subordinated Debentures to be redeemed under the Indenture, the date fixed for redemption of such Junior Subordinated Debentures under the Indenture.

     "Debenture Trustee" means Bankers Trust Company, a New York banking corporation and any successor, as trustee under the Indenture.

     "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. 3801, et seq., as it may be amended from
                                -------
time to time.

     "Delaware Trustee" means the corporation identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Issuer Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

     "Depositary" means The Depository Trust Company or any successor thereto.

     "Depositor" has the meaning specified in the preamble to this Trust Agreement.

     "Direct Action" has the meaning specified in Section 5.13(c).

     "Distribution Date" has the meaning specified in Section 4.1(a).

     "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

     "Early Termination Event" has the meaning specified in
Section 9.2.

     "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a)  the occurrence of a Debenture Event of Default;

     (b) default by the Issuer Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days;

     (c) default by the Issuer Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable;

     (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in, this Trust Agreement (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (b) or (c) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer Trustees and the Depositor by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (e) the occurrence of any Bankruptcy Event with respect to the Property Trustee or all or substantially all of its property if a successor Property Trustee has not been appointed within a period of 60 days thereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto, in each case as amended from time to time.

     "Expiration Date" has the meaning specified in Section 9.1.

     "Extension Period"  has the meaning specified in Section 4.1.

     "Federal Reserve" means the Board of Governors of the Federal
Reserve System.

     "Firm Securities" means an aggregate Liquidation Amount of $15,000,000 of the Issuer Trust's 9.875% cumulative preferred securities.

     "Global Preferred Securities Certificate" means a Preferred
Securities Certificate evidencing ownership of Global Preferred
Securities.

     "Global Preferred Security" means a Preferred Security, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.4.

     "Guarantee Agreement" means the Guarantee Agreement executed and delivered by the Depositor and Bankers Trust Company, as guarantee trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

     "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be a beneficial owner within the meaning of the Delaware Business Trust Act.

     "Indemnified Person" has the meaning specified in Section 8.6(c).

     "Indenture" means the Junior Subordinated Indenture, dated as of August 2, 1999, between the Depositor and the Debenture Trustee (as amended or supplemented from time to time) relating to the issuance of the Junior Subordinated Debentures.

     "Investment Company Act" means the Investment Company Act of 1940, as amended or any successor statute, in each case as amended from time to time.

     "Investment Company Event" means the receipt by the Depositor and the Issuer Trust of an Opinion of Counsel, rendered by counsel experienced in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, the Issuer Trust is considered an "investment company" that is required to be registered under the Investment Company Act, which change becomes effective on or after the date of the issuance of the Preferred Securities;

provided, however, that the Depositor or the Issuer Trust shall have requested and received an Opinion of Counsel with regard to such matters within a reasonable period of time after the Depositor or the Issuer Trust, as appropriate, shall have become aware of the possible occurrence of any such event.

     "Issuer Trust" means Allegiant Capital Trust I.

     "Issuer Trustees" means, collectively, the Property Trustee and the Delaware Trustee.

     "Junior Subordinated Debentures" means the aggregate principal amount of the Depositor's 9.875% junior subordinated deferrable interest debentures, due August 2, 2029 which date may be shortened once at any time by the Depositor to any date not earlier than August 2, 2004 issued pursuant to the Indenture.

     "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to that portion of the principal amount of Junior Subordinated Debentures to be contemporaneously redeemed in accordance with the Indenture, allocated to the Common Securities and to the Preferred Securities based upon the relative Liquidation Amounts of such classes and (b) with respect to a distribution of Junior Subordinated Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Issuer Trust, Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debentures are distributed; provided, in the case of clause (b) that each Junior Subordinated Debenture so distributed shall carry accrued and unpaid interest in an amount equal to the amount of accrued and unpaid interest then due on such Junior Subordinated Debentures.

     "Liquidation Amount" means the stated amount of $10 per Trust
Security.

     "Liquidation Date" means the date on which Junior Subordinated Debentures or the Liquidation Distributions are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Issuer Trust pursuant to Section 9.4.

     "Liquidation Distribution" has the meaning specified in
Section 9.4(d).

     "Majority in Liquidation Amount of the Preferred Securities" or "Majority in Liquidation Amount of the Common Securities" means, except as provided by the Trust Indenture Act, Preferred Securities or Common Securities, as the case may be, representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Preferred Securities or Common Securities, as the case may be.

     "Officers' Certificate" means, a certificate signed by the Chairman of the Board, Chief Executive Officer, President or any Vice President and by the Chief Financial Officer, the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary, of the Depositor, and delivered to the appropriate Issuer Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

     (a)  a statement by each officer signing the Officers'
Certificate that such officer has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officers' Certificate;

     (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" means a written opinion of independent outside counsel to the Depositor.

     "Option Closing Date" shall have the meaning provided in the Underwriting Agreement.

     "Option Securities" means an aggregate Liquidation Amount of up to $2,250,000 of the Issuer Trust's 9.875% cumulative preferred securities, issuable at any time and from time to time to the Underwriters at their option, exercisable within 30 days after the date of the Prospectus, solely to cover over-allotments, if any.

     "Option Preferred Securities Certificate" means the certificate evidencing ownership of Preferred Securities issued if the Underwriters exercise their option described in Section 2.4, which certificate shall be substantially in the form attached hereto as Exhibit D.
                                                ---------

     "Original Trust Agreement" has the meaning specified in the preamble to this Trust Agreement.

     "Outstanding," with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

     (a)  Trust Securities theretofore canceled by the Property
Trustee or delivered to the Property Trustee for cancellation;

     (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities, provided that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

     (c) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Sections 5.4, 5.5, and 5.6; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Preferred Securities owned by the Depositor, any Issuer Trustee, any Administrator, or any Affiliate of the Depositor or any Issuer Trustee shall be disregarded and deemed not to be Outstanding, except that
(i) in determining whether any Issuer Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that such Issuer Trustee or such Administrator, as the case may be, knows to be so owned shall be so disregarded and (ii) the foregoing shall not apply at any time when all of the outstanding Preferred Securities are

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

owned by the Depositor, one or more of the Issuer Trustees, one or more of the Administrators and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrators the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

     "Owner" means each Person who is the beneficial owner of Global Preferred Securities as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency, directly or indirectly, in accordance with the rules of such Clearing Agency.

     "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Property Trustee.

     "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee in its trust department for the benefit of the Holders in which all amounts paid in respect of the Junior Subordinated Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached hereto as Exhibit D.
          ---------

     "Preferred Security" means a Firm Security or an Option Security, each constituting a preferred undivided beneficial interest in the assets of the Issuer Trust, having a Liquidation Amount of $10 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Issuer Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

     "Prospectus" means the final prospectus covering the Preferred Securities, Junior Subordinated Debentures and the Guarantee Agreement.

     "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Junior Subordinated Debenture
Redemption Date and the stated maturity of the Junior Subordinated Debentures shall be a Redemption Date for a Like Amount of Trust
Securities, including, but not limited to, any date of redemption pursuant to the occurrence of any Special Event.

     "Redemption Price" means with respect to a redemption of any Trust Security, the Liquidation Amount of such Trust Security, together with accumulated but unpaid Distributions to but excluding the

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

date fixed for redemption, plus the related amount of the premium, if any, paid by the Depositor upon the concurrent redemption of a Like Amount of Junior Subordinated Debentures.

     "Relevant Trustee" has the meaning specified in Section 8.10.

     "Responsible Officer" when used with respect to the Property Trustee means any officer assigned to the Corporate Trust Office, including any managing director, director, vice president, assistant vice president, associate or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Rights Plan" means any plan of the Depositor providing for the issuance by the Depositor to all holders of its common stock, entitling the holders thereof to subscribe for or purchase shares of any class or series of capital stock of the Depositor which rights (a) are deemed to be transferred with such shares of such common stock, (b) are not exercisable, and (c) are also issued in respect of future issuances of such common stock, in each case until the occurrence of a special event or events.

     "Securities Act" means the Securities Act of 1933, as amended, and any successor statute thereto, in each case as amended from time to time.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.5.

     "Special Event" means any Tax Event, Capital Treatment Event, or Investment Company Event.

     "Successor Securities Certificate" of any particular Preferred Securities Certificate means every Preferred Securities Certificate issued after, and evidencing all or a portion of the same beneficial interest in the Issuer Trust as that evidenced by, such particular Preferred Securities Certificate; and, for the purposes of this definition, any Preferred Securities Certificate executed and delivered under Section 5.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Preferred Securities Certificate shall be deemed to evidence the same beneficial interest in the Issuer Trust as the mutilated, destroyed, lost or stolen Preferred Securities Certificate.

     "Successor Security" has the meaning specified in Section 9.5.

     "Tax Event" means the receipt by the Depositor and the Issuer
Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of issuance of the Preferred Securities, there is more than an insubstantial risk that (a) the Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Debentures, (b) interest payable by the Depositor on the Junior Subordinated Debentures is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Depositor, in whole or in part, for United States federal income tax purposes, or (c) the Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges; provided, however, that the Depositor or the Issuer Trust shall have received an Opinion of Counsel with regard to such matters within a reasonable period of time after the Depositor or the Issuer Trust, as appropriate, shall have become aware of the possible occurrence of any such event.

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

     "Time of Delivery" means 9:00 a.m. Eastern Time, either (a) with respect to the Firm Securities or the Common Securities, on the third Business Day (unless postponed in accordance with the provisions of Section 4 of the Underwriting Agreement) following the date of execution of the Underwriting Agreement, or such other time not later than ten Business Days after such date as shall be agreed upon by the Underwriters, the Issuer Trust and the Depositor, or (b) with respect to the Option Securities, the applicable Option Closing Date.

     "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (a) all Exhibits hereto, and
(b) for all purposes of this Amended and Restated Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any modification, amendment or supplement, respectively.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, or any successor statute, in each case as amended from time to time.

     "Trust Property" means (a) the Junior Subordinated Debentures,
(b) any cash on deposit in, or owing to, the Payment Account, and
(c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

     "Trust Securities Certificate" means any one of the Common
Securities Certificates or the Preferred Securities Certificates.

     "Trust Security" means any one of the Common Securities or the Preferred Securities.

     "Underwriters" has the meaning specified in the Underwriting
Agreement.

     "Underwriting Agreement" means the Underwriting Agreement, dated July 27, 1999, among the Issuer Trust, the Depositor and the
Underwriters, as the same may be amended from time to time.

                            ARTICLE II
                            ----------

              CONTINUATION OF THE ISSUER TRUST

     Section 2.1.  Name.  The Issuer Trust continued hereby shall be
                   ----
known as "Allegiant Capital Trust I," as such name may be modified from time to time by the Administrators following written notice to the Holders of Trust Securities and the other Issuer Trustees, in which name the Administrators and the Issuer Trustees may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Issuer Trust and sue and be sued.

     Section 2.2.  Office of the Delaware Trustee; Principal Place of
                   ---------------------------------------------------
Business. The address of the Delaware Trustee in the State of Delaware
--------
is Bankers Trust (Delaware), E.A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware, 19805-1266, Attention: Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders and the Depositor. The principal executive office of the Issuer Trust is in care of Allegiant Bancorp, Inc., 2122 Kratky Road, St. Louis, Missouri 63114, Attention: Corporate Secretary.

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

     Section 2.3.   Initial Contribution of Trust Property;
                    ----------------------------------------
Organizational Expenses.  The Issuer Trustees acknowledge receipt in
-----------------------
trust from the Depositor in connection with this Trust Agreement of the sum of $10, which constitutes the initial Trust Property. The Depositor shall pay all organizational expenses of the Issuer Trust as they arise or shall, upon request of any Issuer Trustee, promptly reimburse such Issuer Trustee for any such reasonable expenses paid by such Issuer Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

     Section 2.4.   Issuance of the Preferred Securities.  On
                    ------------------------------------
July, 1999, the Depositor, both on its own behalf and on behalf of the Issuer Trust pursuant to the Original Trust Agreement, executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Issuer Trust, shall manually execute in accordance with
Section 5.3 and the Property Trustee shall authenticate in accordance with Section 5.3 and deliver to the Underwriters, Firm Securities Certificates, registered in the names requested by the Underwriters, in an aggregate amount of 1,500,000 Firm Securities having an aggregate Liquidation Amount of $15,000,000, against receipt of the aggregate purchase price of such Preferred Securities of $15,000,000, by the Property Trustee.

     At the option of the Underwriters, at any time and from time to time within 30 days of the date of the Prospectus, and solely for the purpose of covering an over-allotment, if any, an Administrator, on behalf of the Issuer Trust, shall manually execute in accordance with
Section 5.3 and the Property Trustee shall authenticate in accordance with Section 5.3 and deliver to the Underwriters, Option Preferred Securities Certificates, registered in the names requested by the Underwriters, representing up to 225,000 Option Securities in the aggregate having an aggregate Liquidation Amount of up to $2,250,000 against receipt of the aggregate purchase price of such Option Securities of up to $2,250,000 by the Property Trustee.

     Section 2.5.   Issuance of the Common Securities; Subscription
                    ------------------------------------------------
and Purchase of Junior Subordinated Debentures.  Contemporaneously with
----------------------------------------------
the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Issuer Trust, shall execute in accordance with Section 5.3 and the Property Trustee shall authenticate in accordance with
Section 5.3 and deliver to the Depositor, Common Securities
Certificates, registered in the name of the Depositor, in an aggregate amount of 58,442 Common Securities having an aggregate Liquidation
Amount of $584,420 against receipt by the Property Trustee of the aggregate purchase price of such Common Securities of $584,420 by the Property Trustee. In the event of any exercise from time to time of an over-allotment option requiring issuance of additional Option Preferred Securities Certificates, as described in Section 2.4 above, a proportionate number of additional Common Securities Certificates, with corresponding aggregate Liquidation Amount, shall be delivered to the Depositor against receipt by the Property Trustee of the aggregate purchase price therefor. Contemporaneously with the executions, and deliveries of Common Securities Certificates and any Preferred Securities
Certificates, an Administrator, on behalf of the Issuer Trust, shall subscribe for and purchase from the Depositor, corresponding amounts of Junior Subordinated Debentures, registered in the name of the Issuer
Trust and having an aggregate principal amount equal to $15,584,420, plus, in the event of any exercise from time to time of the over-allotment option (a) a corresponding additional number of Junior Subordinated Debentures not exceeding an aggregate principal amount of $2,250,000 and (b) a corresponding number of Junior Subordinated
Debentures not exceeding an aggregate principal amount equal to the aggregate Liquidation Amount of Common Securities issued pursuant to such exercise from time to time of an over-allotment option; and, in satisfaction of the purchase price for such Junior Subordinated
Debentures, the Property Trustee, on behalf of the Issuer Trust, shall deliver to the Depositor the sum of $15,584,420, plus any corresponding over-allotment option amount(s) (being the

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

sum of the amounts delivered to the Property Trustee pursuant to (a) the second sentence of the first paragraph and the second paragraph of
Section 2.4 and (b) the first and second sentences of this Section 2.5) and receive the Junior Subordinated Debentures on behalf of the Issuer Trust.

     Section 2.6.   Declaration of Trust.  The exclusive purposes
                    --------------------
and functions of the Issuer Trust are to (a) issue and sell Trust Securities and use the proceeds from such sale to acquire the Junior Subordinated Debentures, and (b) engage in only those other activities necessary, convenient, or incidental thereto. The Depositor hereby appoints the Issuer Trustees as trustees of the Issuer Trust, to have all the rights, powers and duties to the extent set forth herein, and the Issuer Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Issuer Trust and the Holders. The Depositor hereby appoints the Administrators (as agents of the Issuer Trust), with such Administrators having all rights, powers, and duties set forth herein with respect to accomplishing the purposes of the Issuer Trust, and the Administrators hereby accept such appointment; provided, however, that it is the intent of the parties hereto that such Administrators shall not be trustees or fiduciaries with respect to the Issuer Trust and this Trust Agreement shall be construed in a manner consistent with such intent. The Property Trustee shall have the right, power and authority to perform those duties assigned to the Administrators. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrators set forth herein. The Delaware Trustee shall be one of the trustees of the Issuer Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Business Trust Act.

     Section 2.7.   Authorization to Enter into Certain Transactions.
                    ------------------------------------------------

     (a) The Issuer Trustees and the Administrators shall conduct the affairs of the Issuer Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section 2.7 and in accordance with the following provisions (i) and
(ii), the Issuer Trustees and the Administrators shall act as follows:

          (i) Each Administrator shall have the power and authority and is hereby authorized and directed to act on behalf of the Issuer Trust with respect to the following:

               (A) the compliance with the Underwriting Agreement regarding the issuance and sale of the Trust Securities;

               (B)  the compliance with the Securities Act,
          applicable state securities or blue sky laws, and the Trust Indenture Act;

               (C) execute the Trust Securities on behalf of the Issuer Trust in accordance with this Trust Agreement;

               (D) the listing of the Preferred Securities upon the American Stock Exchange or such other securities exchange or exchanges or upon the Nasdaq National Market as shall be determined by the Depositor, with the registration of the Preferred Securities under the Exchange Act, if required, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

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

               (E) the application for a taxpayer identification number for the Issuer Trust;

               (F) the preparation of a registration statement and a prospectus in relation to the Preferred Securities, including any amendments thereto and the taking of any action necessary or desirable to sell the Preferred Securities in a transaction or series of transactions subject to the registration requirements of the Securities Act;

               (G) cause the Issuer Trust to enter into, and execute, deliver and perform on behalf of the Issuer Trust all agreements, instruments, certificates or other documents as such Administrator deems necessary or incidental to the purposes and functions of the Issuer Trust; and

               (H) any action incidental to the foregoing as the Administrators may from time to time determine is necessary or advisable to give effect to the terms of this Trust
          Agreement.

          (ii) The Property Trustee shall have the power and authority, and is hereby authorized and directed, to act on behalf of the Issuer Trust with respect to the following matters:

               (A)  establish and maintain the Payment Account;

               (B) receive, take title to and exercise all of the rights, powers and privileges of the holder of the Junior Subordinated Debentures;

               (C) receive and collect interest, principal and any other payments made in respect of the Junior Subordinated Debentures in the Payment Account;

               (D) distribute amounts owed to the Holders in respect of the Trust Securities in accordance with the terms of this Trust Agreement;

               (E) act as Paying Agent and/or Securities Registrar to the extent appointed as such hereunder;

               (F) send notices of default and other notices and information regarding the Trust Securities and the Junior Subordinated Debentures to the Holders in accordance with this Trust Agreement;

               (G) distribute the Trust Property in accordance with the terms of this Trust Agreement;

               (H) to the extent provided in this Trust Agreement, wind up the affairs of and liquidate the Issuer Trust and prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware;

               (I) after an Event of Default (other than under paragraph (b), (c) or (d) of the definition of such term if such Event of Default is by or with respect to the Property Trustee), comply with the provisions of this Trust Agreement and take any action to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on

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

          any particular Holder); provided, however, that nothing in this Section 2.7(a)(ii) shall require the Property Trustee to take any action that is not otherwise required in this Trust Agreement; and

               (J) take any action incidental or convenient to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement; provided, however, that nothing in this Section 2.7(a)(ii) shall require the Property Trustee to take any action that is not otherwise required in this Trust Agreement.

     (b) So long as this Trust Agreement remains in effect, the Issuer Trust (or the Issuer Trustees or Administrators acting on behalf of the Issuer Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Issuer Trustees nor the Administrators (in each case acting on behalf of the Issuer Trust) shall (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein,
(iii) take any action that would reasonably be expected to cause the Issuer Trust to fail or cease to qualify as grantor trust for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Issuer Trust or the Holders in their capacity as Holders.

     (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the power and authority to assist the Issuer Trust with respect to, or effect on behalf of the Issuer Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

          (i) the preparation and filing by the Issuer Trust with the Commission, and the execution and delivery on behalf of the Issuer Trust, of a registration statement and a prospectus in relation to the Preferred Securities, including any amendments thereto, and the taking of any action necessary or desirable to sell the Preferred Securities in a transaction or a series of transactions subject to the registration requirements of the Securities Act;

          (ii) the determination of the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the determination of any and all such acts, other than actions that must be taken by or on behalf of the Issuer Trust, and the advice to the Issuer Trustees of actions they must take on behalf of the Issuer Trust, and the preparation for execution and filing of any documents to be executed and filed by the Issuer Trust or on behalf of the Issuer Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such states in connection with the offer and sale of the Preferred Securities;

          (iii) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Preferred Securities;

          (iv) the preparation and filing by the Issuer Trust with the Commission and the execution on behalf of the Issuer Trust of a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, as amended, including any amendments thereto;

          (v) compliance with the listing requirements of the Preferred Securities upon the American Stock Exchange or such other securities exchange or exchanges, or upon the Nasdaq National Market, as shall be determined by the Depositor, the registration of the Preferred Securities under the Exchange Act, if required, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing; and

          (vi) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

     (d) Notwithstanding anything herein to the contrary, the Administrators and the Property Trustee are authorized and directed to conduct the affairs of the Issuer Trust and to operate the Issuer Trust so that the Issuer Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act, and will be classified as a grantor trust (and not as an association taxable as a corporation) for United States federal income tax purposes and so that the Junior Subordinated Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Property Trustee, the Administrators and the Holders of Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that the Property Trustee, the Administrators and Holders of Common Securities determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Outstanding Preferred Securities. In no event shall the Administrators or the Issuer Trustees be liable to the Issuer Trust or the Holders for any failure to comply with this section that results from a change in law or regulations or in the interpretation thereof.

     Section 2.8.   Assets of Trust.  The assets of the Issuer Trust
                    ---------------
shall consist solely of the Trust Property.

     Section 2.9.   Title to Trust Property.  Legal title to all
Trust Property shall be vested at all times in the Issuer Trust and shall be held and administered by the Property Trustee (in its capacity as such) for the benefit of the Issuer Trust and the Holders in accordance with this Trust Agreement.

                            ARTICLE III
                            -----------

                          PAYMENT ACCOUNT
                          ---------------

     Section 3.1.   Payment Account.
                    ---------------

     (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and its agents shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

     (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                             ARTICLE IV
                             ----------

                     DISTRIBUTIONS; REDEMPTION
                     -------------------------

     Section 4.1.   Distributions.
                    -------------

     (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including Distributions of Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including payments of Additional Interest are made on the Junior Subordinated Debentures. Accordingly:

          (i) Distributions on the Trust Securities shall be cumulative and will accumulate whether or not there are funds of the Issuer Trust available for the payment of Distributions. Distributions shall accumulate from August 2, 1999, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1999. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, payment of such Distributions shall be made on the immediately preceding Business Day, in either case with the same force and effect as if made on the date on which such payment was originally payable (each date on which distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

          (ii) The Trust Securities shall be entitled to Distributions payable at a rate of 9.875% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any period less than a full Distribution period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in a partial month in a period. Distributions payable for each full Distribution period will be computed by dividing the rate per annum by four. The amount of Distributions payable for any period shall include any Additional Amounts in respect of such period.

          (iii) So long as no Debenture Event of Default has occurred and is continuing, the Depositor has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debentures at any time and from time to time for a period not exceeding 20 consecutive quarterly periods (an "Extension
     Period"), provided that no Extension Period may extend beyond
     August 2, 2029 or end on a date other than a Distribution Date.
     As a consequence of any such deferral, quarterly Distributions on the Trust Securities by the Issuer Trust will also be deferred
     (and the amount of Distributions to which Holders of the Trust Securities are entitled will accumulate additional Distributions thereon at the rate per annum of 9.875% per annum, compounded quarterly) from the relevant payment date for such Distributions, computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. Additional Distributions payable for each full Distribution period will be computed by dividing the rate per annum by four. The term "Distributions" as used in Section 4.1 shall include any such additional Distributions provided pursuant to this
     Section 4.1(a)(iii). During an Extension Period, the Depositor shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Depositor's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on, or repay, repurchase or redeem any debt securities of the Depositor that rank pari passu with, or are junior in interest to, the Securities, including the Depositor's obligations associated with the outstanding Preferred Securities or (iii) redeem, purchase or acquire less than all of the Junior Subordinated Debentures or any of the Preferred Securities (other than (A) repurchases, redemptions or other acquisitions of shares of capital stock of the Depositor in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan, or in connection with the issuance of capital stock of the Depositor (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into at least 30 days prior to the applicable Extension Period, (B) as a result of a reclassification, an exchange or conversion of any class or series of the Depositor's capital stock (or any capital stock of a subsidiary more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Depositor and/or one or more of its subsidiaries) for any class or series of the Depositor's capital stock, (C) the purchase of fractional interests in shares of the Depositor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (D) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any rights plan, or the redemption or repurchase of rights pursuant thereto, or (E) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock).

          (iv) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Issuer Trust has funds then available in the Payment Account for the payment of such Distributions.

     (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be at the close of business on the 15th day of March, June, September or December (whether or not a Business Day).

     Section 4.2.   Redemption.
                    ----------

     (a) On each Debenture Redemption Date and on the stated maturity of the Junior Subordinated Debentures, the Issuer Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

     (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

          (i) the Redemption Date;

          (ii) the Redemption Price, or if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price provided pursuant to the Indenture together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date, or as soon as practicable thereafter, that notice of such actual Redemption Price is received pursuant to the Indenture);

          (iii) the CUSIP number or CUSIP numbers of the Preferred Securities affected;

          (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation
     Amount of the particular Trust Securities to be redeemed;

          (v) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.2(d) below; and

          (vi) the place or places where Trust Securities are to be surrendered for the payment of the Redemption Price.

     The Issuer Trust in issuing the Trust Securities shall use "CUSIP" numbers, and the Property Trustee shall indicate the "CUSIP" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related material.

     (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the applicable proceeds from the contemporaneous redemption of Junior Subordinated Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Issuer Trust has funds then available in the Payment Account for the payment of such Redemption Price.

     (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, with respect to Preferred Securities held in global form, irrevocably deposit with the Clearing Agency for such Preferred Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Owners of the Preferred Securities. With respect to Preferred Securities that are not held in global form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distributions payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest, and such Trust Securities will cease to be Outstanding. In the event that any date on which any applicable Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Issuer Trust or by the Depositor pursuant to the Guarantee Agreement, Distributions on such Trust Securities will continue to accumulate, as set forth in
Section 4.1, from the Redemption Date originally established by the Issuer Trust for such Trust Securities to the date such applicable Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the applicable Redemption Price.

     (e) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption in such a manner as the Property Trustee shall deem fair and appropriate. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed.

     (f) Payment of the Redemption Price on the Trust Securities shall be made to the record holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date 15 days prior to the relevant Redemption Date.

     Section 4.3.   Subordination of Common Securities.
                    ----------------------------------

     (a) Payment of Distributions (including Additional Amounts, if applicable) on, the Redemption Price of, and the Liquidation Distribution in respect of, the Trust Securities, as applicable, shall be made, pro rata among the Common Securities and the Preferred Securities based on the Liquidation Amount of such Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including any Additional Amounts, if applicable) on, or Redemption Price of, or Liquidation Distribution in respect of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or, in the case of payment of the Redemption Price, the full amount of such Redemption Price on all Outstanding Preferred Securities then called for redemption, or in the case of payment of the Liquidation Distribution the full amount of such Liquidation Distribution on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including any Additional Amounts, if applicable) on, or the Redemption Price of, or Liquidation

Distribution in respect of Preferred Securities then due and payable. The existence of an Event of Default does not entitle the Holders of Preferred Securities to accelerate the maturity thereof.

     (b) In the case of the occurrence of any Event of Default resulting from any Debenture Event of Default, the Holder of the Common Securities shall have no right to act with respect to any such Event of Default under this Trust Agreement until the effects of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Trust Agreement with respect to the Preferred Securities have been so cured, waived, or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not on behalf of the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

     Section 4.4.   Payment Procedures.  Payments of Distributions
                    ------------------
(including any Additional Amounts, if applicable) in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which will credit the relevant accounts on the applicable Distribution Dates. Payments of Distributions to Holders of $1,000,000 or more in aggregate Liquidation Amount of Preferred Securities may be made by wire transfer of immediately available funds upon written request of such Holder of Preferred Securities to the Securities Registrar not later than 15 calendar days prior to the date on which the Distribution is payable. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

     Section 4.5.   Tax Returns and Reports.
                    -----------------------

     (a) The Administrators shall prepare and file (or cause to be prepared and filed), at the Depositor's expense, all United States federal, state, and local tax and information returns and reports required to be filed by or in respect of the Issuer Trust. In this regard, the Administrators shall (i) prepare and file (or cause to be prepared and filed) all Internal Revenue Service forms required to be filed in respect of the Issuer Trust in each taxable year of the Issuer Trust and (ii) prepare and furnish (or cause to be prepared and furnished) to each Holder all Internal Revenue Service forms required to be provided by the Issuer Trust. The Administrators shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Issuer Trustees and the Administrators shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

     (b) On or before December 15 of each year during which any Preferred Securities are outstanding, the Administrators shall furnish to the Paying Agent such information as may be reasonably requested by the Property Trustee in order that the Property Trustee may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Code. Such information shall include the amount of original issue discount includible in income for each outstanding Preferred Security during such year.

     Section 4.6.   Payment of Taxes; Duties, Etc. of the Issuer
                    --------------------------------------------
Trust.  Upon receipt under the Junior Subordinated Debentures of
-----
Additional Sums, the Property Trustee, at the written direction of an Administrator or the Depositor, shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Issuer Trust by the United States or any other taxing authority.

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


     Section 4.7.   Payments under Indenture or Pursuant to Direct
                    ----------------------------------------------
Actions.  Any amount payable hereunder to any Holder of Preferred
-------
Securities shall be reduced by the amount of any corresponding payment such Holder (or any Owner related thereto) has directly received pursuant to Section 5.8 of the Indenture or Section 5.13 of this Trust Agreement.

     Section 4.8.   Liability of the Holder of Common Securities.
                    --------------------------------------------
The Holder of Common Securities shall be liable for the debts and obligations of the Issuer Trust as set forth in Section 6.7(c) of the Indenture regarding allocation of expenses.

                             ARTICLE V
                             ---------

                   TRUST SECURITIES CERTIFICATES
                   -----------------------------

     Section 5.1.   Initial Ownership.  Until the issuance of the
                    -----------------
Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Issuer Trust.

     Section 5.2.   The Trust Securities Certificates.
                    ---------------------------------

     (a) The Trust Securities Certificates shall be executed on behalf of the Issuer Trust by manual or facsimile signature of at least one Administrator, except as provided in Section 5.3. Trust Securities Certificates bearing the signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. The Preferred Securities Certificate shall be issued in minimum denominations of $10 and integral multiples of $10 in excess thereof. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.5.

     (b) Upon their original issuance, Preferred Securities Certificates shall be issued in the form of one or more fully registered Global Preferred Securities Certificates which will be deposited with or on behalf of Cede as the Depositary's nominee and registered in the name of Cede as the Depositary's nominee. Unless and until it is exchangeable in whole or in part for the Preferred Securities in definitive form, a global security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

     (c)  A single Common Securities Certificate representing the
Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

     Section 5.3.   Execution and Delivery of Trust Securities
                    -------------------------------------------
Certificates.  On the Closing Date, and on any Option Closing Date, if
------------
applicable, an Administrator shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, as the case may be, to be executed on behalf of the Issuer Trust and delivered to the Property Trustee and upon such delivery the Property Trustee shall authenticate such Trust Securities Certificates and deliver such Trust Securities Certificates upon the written order of the Issuer Trust, executed by an Administrator thereof, without

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

further corporate action by the Issuer Trust, in authorized denominations, and whereupon the Trust Securities evidenced by such Trust Securities Certificates shall be duly and validly issued undivided beneficial interests in the assets of the Issuer Trust and entitled to the benefits of this Trust Agreement.

     Section 5.4.   Global Preferred Security.
                    -------------------------

     (a)  Any Global Preferred Security issued under this Trust
Agreement shall be registered in the name of the nominee of the Clearing Agency and delivered to such custodian therefor, and such Global
Preferred Security shall constitute a single Preferred Security for all purposes of this Trust Agreement.

     (b) Notwithstanding any other provision in this Trust Agreement, a Global Preferred Security may not be exchanged in whole or in part for Preferred Securities registered, and no transfer of the Global Preferred Security in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Preferred Security, Cede or other nominee thereof unless (i) such Clearing Agency advises the Depositor and the Issuer Trustees in writing that such Clearing Agency is no longer willing or able to properly discharge its responsibilities as Clearing Agency with respect to such Global Preferred Security, and the Depositor is unable to locate a qualified successor within 90 days of receipt of such notice from the Depositary,
(ii) the Depositor at its option advises the Depositary in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) there shall have occurred and be continuing an Event of Default.

     (c) If a Preferred Security is to be exchanged in whole or in part for a beneficial interest in a Global Preferred Security, then either (i) such Global Preferred Security shall be so surrendered for exchange or cancellation as provided in this Article V or (ii) the Liquidation Amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the Liquidation Amount of such other Preferred Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Preferred Security by the Clearing Agency, accompanied by registration instructions, the Property Trustee shall, subject to Section 5.4(b) and as otherwise provided in this Article V, authenticate and deliver and an Administrator shall execute any Preferred Securities issuable in exchange for such Global Preferred Security (or any portion thereof) in accordance with the instructions of the Clearing Agency. The Property Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

     (d) Every Preferred Security registered, executed, authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Preferred Security or any portion thereof, whether pursuant to this Article V or Article IV or otherwise, shall be executed, authenticated and delivered in the form of, and shall be, a Global Preferred Security, unless such Global Preferred Security is registered in the name of a Person other than the Clearing Agency for such Global Preferred Security or a nominee thereof.

     (e) The Clearing Agency or its nominee, as the registered owner of a Global Preferred Security, shall be considered the Holder of the Preferred Securities represented by such Global Preferred Security for all purposes under this Trust Agreement and the Preferred Securities, and Owners of beneficial interests in such Global Preferred Security shall hold such interests pursuant to the applicable

Procedures and, except as otherwise provided herein, shall not be entitled to receive physical delivery of any such Preferred Securities in definitive form and shall not be considered the Holders thereof under this Trust Agreement. Accordingly, any such Owner's beneficial interest in the Global Preferred Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee. Neither the Property Trustee, the Securities Registrar nor the Depositor shall have any liability in respect of any transfers effected by the Clearing Agency.

     (f) The rights of Owners of beneficial interests in a Global Preferred Security shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency.

     Section 5.5.   Registration of Transfer and Exchange Generally;
                    ------------------------------------------------
Certain Transfers and Exchanges; Preferred Securities Certificates.
------------------------------------------------------------------

     (a) The Property Trustee shall keep or cause to be kept at its Corporate Trust Office a register or registers for the purpose of registering Preferred Trust Securities Certificates and transfers and exchanges of Preferred Securities Certificates in which the registrar and transfer agent with respect to the Preferred Securities (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to
Section 5.11 in the case of Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. Such register is herein sometimes referred to as the "Securities Register." The Property Trustee is hereby appointed "Securities Registrar" for the purpose of registering Preferred Securities and transfers of Preferred Securities as herein provided.

     Upon surrender for registration of transfer of any Preferred Security at the offices or agencies of the Property Trustee designated for that purpose, an Administrator shall execute and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities of the same series of any authorized denominations of like tenor and aggregate Liquidation Amount and bearing such legends as may be required by this Trust Agreement.

     At the option of the Holder, Preferred Securities may be exchanged for other Preferred Securities of any authorized denominations, of like tenor and aggregate Liquidation Amount and bearing such legends as may be required by this Trust Agreement, upon surrender of the Preferred Securities to be exchanged at such office or agency. Whenever any Preferred Securities are so surrendered for exchange, an Administrator shall execute and the Property Trustee shall authenticate and deliver the Preferred Securities that the Holder making the exchange is entitled to receive.

     All Preferred Securities issued upon any transfer or exchange of Preferred Securities shall be the valid obligations of the Issuer Trust, evidencing the same interest, and entitled to the same benefits under this Trust Agreement, as the Preferred Securities surrendered upon such transfer or exchange.

     Every Preferred Security presented or surrendered for transfer or exchange shall (if so required by the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

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

     No service charge shall be made to a Holder for any transfer or exchange of Preferred Securities, but the Property Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities.

     Neither the Issuer Trust nor the Property Trustee shall be required, pursuant to the provisions of this Section, (i) to issue, register the transfer of, or exchange any Preferred Security during a period beginning at the opening of business 15 days before the day of selection for redemption of Preferred Securities pursuant to Article IV and ending at the close of business on the day of mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Preferred Security so selected for redemption in whole or in part, except, in the case of any such Preferred Security to be redeemed in part, any portion thereof not to be redeemed.

     (b)  Certain Transfers and Exchanges.  Trust Securities may only
          -------------------------------
be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement. Any transfer or purported transfer of any Trust Security not made in accordance with this Trust Agreement shall be null and void.

          (i) Non-Global Security to Non-Global Security.  A Trust
              ------------------------------------------
     Security that is not a Global Preferred Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Trust Security that is not a Global
     Preferred Security as provided in Section 5.5(a).

          (ii) Free Transferability.  Subject to this Section 5.5,
               --------------------
     Preferred Securities shall be freely transferable.

          (iii) Exchanges Between Global Preferred Security and Non-
                ----------------------------------------------------
     Global Preferred Security.  A beneficial interest in a Global
     -------------------------
     Preferred Security may be exchanged for a Preferred Security that is not a Global Preferred Security as provided in Section 5.4.

     Section 5.6.   Mutilated, Destroyed, Lost or Stolen Trust
                    ------------------------------------------
Securities Certificates.  If (a) any mutilated Trust Securities
-----------------------
Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and
(b) there shall be delivered to the Securities Registrar and the Administrators such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser or a protected purchaser, the Administrators, or any one of them, on behalf of the Issuer Trust shall execute and make available for delivery, and the Property Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost, or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrators or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Issuer Trust corresponding to that evidenced by the lost, stolen or destroyed Trust Securities Certificate, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

     Section 5.7.   Persons Deemed Holders.  The Issuer Trustees,
                    ----------------------
the Administrators, the Securities Registrar, or the Depositor shall treat the Person in whose name any Trust Securities are

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

registered in the Securities Register as the owner of such Trust
Securities for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Issuer Trustees, the Administrators, the Securities Registrar nor the Depositor shall be bound by any notice to the contrary.

     Section 5.8.   Access to List of Holders' Names and Addresses.
                    ----------------------------------------------
Each Holder and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrators accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 5.9.   Maintenance of Office or Agency.  The Property
                    -------------------------------
Trustee shall designate, with the consent of the Administrators, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer Trustees in respect of the Trust Securities Certificates may be served. The Property Trustee initially designates its Corporate Trust Office for such purposes. The Property Trustee shall give prompt written notice to the Depositor, the Administrators and the Holders of any change in the location of the Securities Register or any such office or agency.

     Section 5.10.  Appointment of Paying Agent.  The Paying Agent
                    ---------------------------
shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrators. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Property Trustee may revoke such power and remove any Paying Agent in its sole discretion. The
Paying Agent shall initially be the Property Trustee.   Any Person
acting as Paying Agent shall be permitted to resign as Paying Agent upon at least 30 days' written notice to the Administrators and the Property Trustee. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Property Trustee shall appoint a successor (which shall be a bank or trust company) that is reasonably acceptable to the Administrators to act as Paying Agent. Such successor Paying Agent appointed by the Property Trustee, or any additional Paying Agent appointed by the Administrators, shall execute and deliver to the Issuer Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Issuer Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent chosen by the Property Trustee unless the context requires otherwise.

     Section 5.11.  Ownership of Common Securities by Depositor.  On
                    -------------------------------------------
the Closing Date, and on any Option Closing Date, if applicable, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. Neither the Depositor nor any successor Holder of the Common Securities may transfer less than all of the Common Securities, and the Depositor or any successor Holder may transfer the Common Securities only (a) in connection with a consolidation or merger of the Depositor into another corporation or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to Section 8.1 of the Indenture, or
(b) a transfer to an Affiliate of the Depositor in compliance with applicable law (including the Securities Act

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

and applicable state securities and blue sky laws). To the fullest extent permitted by law, any other attempted transfer of the Common Securities shall be void. The Administrators shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR IN INTEREST TO THE DEPOSITOR OR AN AFFILIATE OF THE DEPOSITOR IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE TRUST AGREEMENT."

     Section 5.12.  Notices to Clearing Agency.  To the extent that
                    --------------------------
a notice or other communication to the Holders is required under this Trust Agreement, for so long as Preferred Securities are represented by a Global Preferred Securities Certificate, the Administrators and the Property Trustee shall give all such notices and communications specified herein to be given to the Clearing Agency, and shall have no obligations to the Owners.

     Section 5.13.  Rights of Holders.
                    -----------------

     (a) The legal title to all Trust Property shall be vested at all times in the Issuer Trust and shall be held and administered by the Property Trustee (in its capacity as such) in accordance with
Section 2.9, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Issuer Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Issuer Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Holders against payment of the purchase price therefor will be validly issued, fully paid and nonassessable undivided beneficial interests in the Trust Property. Subject to Section 4.8 hereof, the Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     (b) For so long as any Preferred Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails, or the holders of not less than 25% in principal amount of the outstanding Junior Subordinated Debentures fail, to declare the principal of all of the Junior Subordinated Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Preferred Securities then Outstanding shall have such right to make such declaration by a notice in writing to the Property Trustee, the Depositor and the Debenture Trustee.

     At any time after such a declaration of acceleration with respect to the Junior Subordinated Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, the Holders of a Majority in Liquidation Amount of the Preferred Securities, by written notice to the Property Trustee, the Depositor and the Debenture
Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Depositor has paid or deposited with the Debenture Trustee a sum sufficient to pay:

               (A) all overdue installments of interest on all of the Junior Subordinated Debentures,

               (B) any accrued Additional Interest on all of the Junior Subordinated Debentures,

               (C) the principal of (and premium, if any, on) any Junior Subordinated Debentures which have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Junior Subordinated Debentures, and

               (D)  all sums paid or advanced by the Debenture
          Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture
          Trustee and the Property Trustee, their agents and counsel;
          and

          (ii) all Events of Default with respect to the Junior Subordinated Debentures, other than the non-payment of the principal of the Junior Subordinated Debentures which has become due solely by such acceleration, have been cured or waived as provided in Section 5.13 of the Indenture.

     The Holders of a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Junior Subordinated Debentures affected thereby. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Preferred Securities all or part of which is represented by Global Preferred Securities, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.13(b).

     (c) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon a Debenture Event of Default, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to Section 5.8 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Junior Subordinated Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder (a "Direct Action"). Except as set forth in Sections 5.13(b) and 5.13(c) of this Trust Agreement, the

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

Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Junior Subordinated Debentures.

                             ARTICLE VI
                             ----------

                 ACTS OF HOLDERS; MEETINGS; VOTING
                 ---------------------------------

     Section 6.1.   Limitations on Holder's Voting Rights.
                    -------------------------------------

     (a) Except as provided in this Trust Agreement and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation, and management of the Issuer Trust or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Trust Securities Certificates be construed so as to constitute the Holders from time to time as members of an association.

     (b) So long as any Junior Subordinated Debentures are held by the Property Trustee on behalf of the Issuer Trust, the Property Trustee shall not (i) direct the time, method, or place of conducting any proceeding for any remedy available to the Property Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Junior Subordinated Debentures, (ii) waive any past default that may be waived under Section 5.13 of the Indenture,
(iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debentures shall be due and payable, or (iv) consent to any amendment, modification, or termination of the Indenture or the Junior Subordinated Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of the Preferred Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Junior Subordinated Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received with respect to the Junior Subordinated Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action will not cause the Issuer Trust to fail or cease to be treated as grantor trust for United States federal income tax purposes.

     (c) If any proposed amendment to the Trust Agreement provides for, or the Issuer Trust otherwise proposes to effect, (i) any action that would adversely affect in any material respect the interests, powers, preferences, or special rights of the Preferred Securities, whether by way of amendment to the Trust Agreement or otherwise, or
(ii) the dissolution of the Issuer Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in Liquidation Amount of the Preferred Securities. Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Issuer Trust fail or cease to be treated as a grantor trust for United States federal income tax purposes.

     Section 6.2.   Notice of Meetings.  Notice of all meetings of
                    ------------------
the Holders, stating the time, place, and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each

Holder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

     Section 6.3.   Meetings of Holders.
                    -------------------

     (a) No annual meeting of Holders is required to be held. The Property Trustee, however, shall call a meeting of Holders to vote on any matter upon the written request of the Holders of record of 25% or more of the aggregate Liquidation Amount of the Preferred Securities and the Administrators or the Property Trustee may, at any time in their discretion, call a meeting of Holders of Preferred Securities to vote on any matters as to which Holders are entitled to vote.

     (b) Holders of a Majority in Liquidation Amount of the Preferred Securities, present in person or represented by proxy, shall constitute a quorum at any meeting of Holders of Preferred Securities.

     (c) If a quorum is present at a meeting, an affirmative vote by the Holders of record present, in person or by proxy, holding Preferred Securities representing a Majority in Liquidation Amount of the Preferred Securities held by the Holders present, either in person or by proxy, at such meeting shall constitute the action of the Holders of Preferred Securities, unless this Trust Agreement requires a greater number of affirmative votes.

     Section 6.4.   Voting Rights.  Holders shall be entitled to one
                    -------------
vote for each $10 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Holders are entitled to vote.

     Section 6.5.   Proxies, etc.  At any meeting of Holders, any
                    ------------
Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Issuer Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

     Section 6.6.   Holder Action by Written Consent.  Any action
                    --------------------------------
which may be taken by Holders at a meeting may be taken without a meeting if Holders holding a Majority in Liquidation Amount of all Trust Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any other provision of this Trust Agreement) shall consent to the action in writing.

     Section 6.7.   Record Date for Voting and Other Purposes.  For
                    -----------------------------------------
the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrators (or the Property Trustee if the Administrators are unable or unwilling to act) may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a Distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

     Section 6.8.   Acts of Holders.
                    ---------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided or permitted by this Trust Agreement to be given, made, or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Property Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Issuer Trustees, if made in the manner provided in this Section 6.8.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Issuer Trustee or Administrator receiving the same deems sufficient.

     (c) The ownership of Trust Securities shall be proved by the Securities Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver, or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted, or suffered to be done by the Issuer Trustees, the Administrators, or the Issuer Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

     (e) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

     (f) If any dispute shall arise among the Holders, the Administrators or the Issuer Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Issuer Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

     Section 6.9.   Inspection of Records.  Upon reasonable notice
                    ---------------------
to the Administrators and the Property Trustee, the records of the Issuer Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder's interest as a Holder.

                            ARTICLE VII
                            -----------

                   REPRESENTATIONS AND WARRANTIES
                   ------------------------------

     Section 7.1.   Representations and Warranties of the Property
                    ----------------------------------------------
Trustee and the Delaware Trustee.  The Property Trustee and the Delaware
--------------------------------
Trustee (and any successors thereto at the time of their appointment), each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Holders that:

     (a) The Property Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of New York, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of this Trust Agreement.

     (b) The execution, delivery, and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee; and this Trust Agreement has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid, and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

     (c)  The execution, delivery and performance of this Trust
Agreement by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Property Trustee.

     (d) At the Time of Delivery, the Property Trustee has not knowingly created any Liens or encumbrances on the Trust Securities.

     (e) No consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Property Trustee, of this Trust Agreement.

     (f) The Delaware Trustee is duly organized, validly existing, and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Trust Agreement.

     (g) The execution, delivery and performance by the Delaware Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and this Trust Agreement has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' right generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

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


     (h)  The execution, delivery and performance of this Trust
Agreement by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

     (i) No consent, approval or authorization of, or registration with or notice to any state or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Trust Agreement.

     (j) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

     Section 7.2.   Representations and Warranties of the Depositor.
                    -----------------------------------------------
The Depositor hereby represents and warrants for the benefit of the Holders that:

     (a) the Trust Securities Certificates issued at the Time of Delivery on behalf of the Issuer Trust have been duly authorized and will have been duly and validly executed, and, subject to payment therefor, issued and delivered by the Issuer Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement, and the Holders will be, as of each such date, entitled to the benefits of this Trust Agreement; and

     (b) there are no taxes, fees or other governmental charges payable by the Issuer Trust (or the Issuer Trustees on behalf of the Issuer Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by either the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                            ARTICLE VIII
                            ------------

              THE ISSUER TRUSTEES; THE ADMINISTRATORS
              ---------------------------------------

     Section 8.1.   Certain Duties and Responsibilities.
                    -----------------------------------

     (a) The duties and responsibilities of the Issuer Trustees and the Administrators shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Issuer Trustees or the Administrators to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it or them. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Issuer Trustees or the Administrators shall be subject to the provisions of this Section 8.1. Nothing in this Trust Agreement shall be construed to release an Administrator or the Issuer Trustees from liability for his or its own negligent action, his or its own negligent failure to act, or his or its own willful misconduct. To the extent that, at law or in equity, an Issuer Trustee or Administrator has duties and liabilities relating to the Issuer Trust or to the Holders, such Issuer Trustee or Administrator shall not be liable to the Issuer Trust or to any Holder for such Issuer Trustee's or Administrator's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Issuer Trustees and Administrators otherwise existing at law or in equity, are agreed by the Depositor and the Holders to replace such other duties and liabilities of the Issuer Trustees and Administrators.

     (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by his or its acceptance of a Trust Security, agrees that he or it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it or him as herein provided and that neither the Issuer Trustees nor the Administrators are personally liable to it or him for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Issuer Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

     (c) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement (including pursuant to Section 10.10), and no implied covenants shall be read into this Trust Agreement against the Property Trustee. If an Event of Default has occurred (that has not been cured or waived pursuant to Section 5.13 of the Indenture), the Property Trustee shall enforce this Trust Agreement for the benefit of the Holders and shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (d) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A)  the duties and obligations of the Property
          Trustee shall be determined solely by the express provisions of this Trust Agreement (including pursuant to Section 10.10), and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement
          (including pursuant to Section 10.10); and

               (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement;

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

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


          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

          (iv) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Junior Subordinated Debentures and the Payment Account shall be to deal with such Property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

          (v) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

          (vi) the Property Trustee shall not be responsible for monitoring the compliance by the Administrators or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of any other Issuer Trustee, the Administrators or the Depositor; and

          (vii) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) The Administrators shall not be responsible for monitoring the compliance by the Issuer Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall either Administrator be liable for the default or misconduct of any other Administrator, the Issuer Trustees or the Depositor.

     Section 8.2.   Certain Notices.
                    ---------------

     (a) Within five Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Holders and the Administrators, unless such Event of Default shall have been cured or waived.

     (b) Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Holders and the Administrators, unless such exercise shall have been revoked.

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

     (c) In the event the Property Trustee receives notice of the Depositor's exercise of its right to shorten the stated maturity of the Junior Subordinated Debentures as provided in Section 3.16 of the Indenture, the Property Trustee shall give notice of such shortening of the stated maturity to the Holders at least 30 but not more than 60 days before the effective date thereof.

     Section 8.3.   Certain Rights of Property Trustee.  Subject to
                    ----------------------------------
the provisions of Section 8.1:

     (a) the Property Trustee may rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any direction or act of the Depositor contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers'
Certificate;

     (c) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, refiling or re-registration thereof;

     (d) the Property Trustee may consult with counsel of its own choosing (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

     (e) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Holders pursuant to this Trust Agreement, unless such Holders shall have offered to the Property Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided that, nothing contained in this Section 8.3(e) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Trust Agreement;

     (f) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

     (g) the Property Trustee may execute any of the trusts or powers hereunder or perform any of its duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other

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

action hereunder, the Property Trustee (i) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action), (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions; and

     (i) except as otherwise expressly provided by this Trust
Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

     No provision of this Trust Agreement shall be deemed to impose any duty or obligation on any Issuer Trustee or Administrator to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to any Issuer Trustee or Administrator shall be construed to be a duty.

     Section 8.4.   Not Responsible for Recitals or Issuance of
                    -------------------------------------------
Securities.  The recitals contained herein and in the Trust Securities
----------
Certificates shall be taken as the statements of the Issuer Trust, and the Issuer Trustees and the Administrators do not assume any responsibility for their correctness. The Issuer Trustees and the Administrators shall not be accountable for the use or application by the Depositor of the proceeds of the Junior Subordinated Debentures.

     Section 8.5.   May Hold Securities.  Except as provided in the
                    -------------------
definition of the term "Outstanding" in Article I, the Administrators, any Issuer Trustee or any other agent of any Issuer Trustee or the Issuer Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, may otherwise deal with the Issuer Trust with the same rights it would have if it were not an Administrator, Issuer Trustee or such other agent.

     Section 8.6.   Compensation; Indemnity; Fees.  The Depositor
                    -----------------------------
agrees:

     (a) to pay to the Issuer Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) to reimburse the Issuer Trustees and the Administrators upon request for all reasonable expenses, disbursements and advances incurred or made by the Issuer Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement, or advance as may be attributable to the Issuer Trustees' bad faith, negligence or willful misconduct; and

     (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Issuer Trustee, (ii) each Administrator, (iii) any Affiliate of any Issuer Trustee, (iv) any officer, director, shareholder, employee, representative or agent of any Issuer Trustee, and (v) any employee or agent of the Issuer Trust (referred to herein as an "Indemnified Person"), from and against any loss, damage, liability, tax (excluding income taxes, other than taxes referred to in Sections 4.5 and 4.6 hereunder), penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person arising out of or in connection with the creation, operation or dissolution of the Issuer Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Issuer Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of bad faith, negligence or willful misconduct with respect to such acts or omissions. The indemnification provided to an Indemnified Party in this Trust Agreement shall not be exclusive and nothing in this Trust Agreement shall limit any indemnification for actions taken in connection with this Trust Agreement or otherwise which may be available or provided to such Indemnified Party under other sources.

     The provisions of this Section 8.6 shall survive the termination of this Trust Agreement.

     No Issuer Trustee may claim any lien or charge on any Trust
Property as a result of any amount due pursuant to this Section 8.6.

     The Depositor, any Administrator and any Issuer Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Issuer Trust, and the Issuer Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Issuer Trust, shall not be deemed wrongful or improper. Neither the Depositor, any Administrator, nor any Issuer Trustee shall be obligated to present any particular investment or other opportunity to the Issuer Trust even if such opportunity is of a character that, if presented to the Issuer Trust, could be taken by the Issuer Trust, and the Depositor, any Administrator or any Issuer Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Issuer Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

     Section 8.7.   Corporate Property Trustee Required; Eligibility
                    -------------------------------------------------
of Trustees and Administrators.
------------------------------

     (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII. At the time of appointment, the Property Trustee must have securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization.

     (b) There shall at all times be one or more Administrators hereunder. Each Administrator shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity. An employee, officer or Affiliate of the Depositor may serve as an Administrator.

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

     (c)  There shall at all times be a Delaware Trustee.  The
Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

     Section 8.8.   Conflicting Interests.
                    ---------------------

     (a) If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

     (b) The Guarantee Agreement and the Indenture shall be deemed to be specifically described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

     Section 8.9.   Co-Trustees and Separate Trustee.
                    --------------------------------

     (a) Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Depositor and the Administrators shall for such purpose join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 8.9. Any co-trustee or separate trustee appointed pursuant to this Section 8.9 shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

     (b) Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

     (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

          (i) The Trust Securities shall be executed by one or more Administrators, and the Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Property Trustees specified hereunder, shall be exercised, solely by the Property Trustee and not by such co-trustee or separate trustee.

          (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (iii) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 8.9.

          (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

          (v) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

          (vi) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     Section 8.10.  Resignation and Removal; Appointment of Successor.
                    -------------------------------------------------

     (a)  No resignation or removal of any Issuer Trustee (the
"Relevant Trustee") and no appointment of a successor Issuer Trustee pursuant to this Article VIII shall become effective until the acceptance of appointment by the successor Issuer Trustee in accordance with the applicable requirements of Section 8.11.

     (b) Subject to Section 8.10(a), a Relevant Trustee may resign at any time by giving written notice thereof to the Holders. The Relevant Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements its expenses and charges to serve as the successor Issuer Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expenses and charges, subject to the prior consent of the Depositor which consent shall not be unreasonably withheld. If the instrument of acceptance by the successor Issuer Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Issuer Trust, any court of competent jurisdiction for the appointment of a successor Issuer Trustee.

     (c) The Property Trustee or the Delaware Trustee may be removed at any time by Act of the Holders of a Majority in Liquidation Amount of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Issuer Trust) (i) for Cause, or
(ii) if a Debenture Event of Default shall have occurred and be continuing at any time.

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

     (d) If a resigning Relevant Trustee shall fail to appoint a successor, or if a Relevant Trustee shall be removed or become incapable of acting as Issuer Trustee, or if any vacancy shall occur in the office of any Issuer Trustee for any cause, the Holders of the Preferred Securities, by Act of the Holders of record of not less than 25% aggregate Liquidation Amount of the Preferred Securities then Outstanding delivered to such Relevant Trustee, shall promptly appoint a successor Issuer Trustee or Trustees, and such successor Issuer Trustee shall comply with the applicable requirements of Section 8.11. If no successor Issuer Trustee shall have been so appointed by the Holders of the Preferred Securities and accepted appointment in the manner required by Section 8.11, any Holder, on behalf of himself and all others similarly situated, or any other Issuer Trustee, may petition any court in the State of Delaware for the appointment of a successor Issuer Trustee.

     (e) The Property Trustee shall give notice of each resignation and each removal of a Relevant Trustee and each appointment of a successor Issuer Trustee to all Holders in the manner provided in
Section 10.8 and shall give notice to the Depositor and to the Administrators. Each notice shall include the name of the Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

     (f) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Delaware Trustee who is a natural person dies or becomes, in the opinion of the Holders of the Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Property Trustee following the procedures regarding expenses and charges set forth above (with the successor in each case being a Person who satisfies the eligibility requirement for Delaware Trustee set forth in Section 8.7).

     Section 8.11.  Acceptance of Appointment by Successor.
                    --------------------------------------

     (a) In case of the appointment hereunder of a successor Issuer Trustee, the retiring Relevant Trustee and each such successor Issuer Trustee with respect to the Trust Securities shall execute, acknowledge and deliver an instrument wherein each successor Issuer Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Issuer Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Issuer Trust, and upon the execution and delivery of such instrument the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Issuer Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the Relevant Trustee; but, on request of the Issuer Trust or any successor Issuer Trustee such Relevant Trustee shall duly assign, transfer and deliver to such successor Issuer Trustee all Trust Property, all proceeds thereof and money held by such Relevant Trustee hereunder with respect to the Trust Securities and the Issuer Trust.

     (b) Upon request of any such successor Issuer Trustee, the Issuer Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Issuer Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     (c) No successor Issuer Trustee shall accept its appointment unless at the time of such acceptance such successor Issuer Trustee shall be qualified and eligible under this Article VIII.

     Section 8.12.  Merger, Conversion, Consolidation or Succession
                    -----------------------------------------------
to Business.  Any Person into which the Property Trustee or the Delaware
-----------
Trustee may be merged or converted or with which it may be

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

consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     Section 8.13.  Preferential Collection of Claims Against
                    -----------------------------------------
Depositor or Issuer Trust.  If and when the Property Trustee shall be or
-------------------------
become a creditor of the Depositor (or any other obligor upon Junior Subordinated Debentures or the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or the Issuer Trust (or any such other obligor) as is required by the Trust Indenture Act.

     Section 8.14.  Trustee May File Proofs of Claim.  In case of
                    --------------------------------
any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other similar judicial proceeding relative to the Issuer Trust or any other obligor upon the Trust Securities or the property of the Issuer Trust or of such other obligor, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Issuer Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

     Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 8.15.  Reports by Property Trustee.
                    ---------------------------

     (a) Within 60 days of January 31 of each year commencing with January 31, 2000, the Property Trustee shall transmit to all Holders in accordance with Section 10.8, and to the Depositor, a brief report dated as of the immediately preceding January 31 with respect to:

          (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect; and

          (ii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

     (b) In addition, the Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto as set forth in
Section 10.10 of this Trust Agreement.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with the Depositor.

     Section 8.16.  Reports to the Property Trustee.  The Depositor
                    -------------------------------
and the Administrators on behalf of the Issuer Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act, as set forth in Section 10.10 of this Trust Agreement. The Depositor and the Administrators shall annually file with the Property Trustee a certificate specifying whether such Person is in compliance with all the terms and covenants applicable to such Person hereunder.

     Section 8.17.  Evidence of Compliance with Conditions
                    --------------------------------------
Precedent.  Each of the Depositor and the Administrators on behalf of
---------
the Issuer Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in
Section 314(c) of the Trust Indenture Act as set forth in Section 10.10 of this Trust Agreement. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

     Section 8.18.  Number of Issuer Trustees.
                    -------------------------

     (a) The number of Issuer Trustees shall be two. The Property Trustee and the Delaware Trustee may be the same Person, in which event the number of Issuer Trustees shall be one.

     (b) If an Issuer Trustee ceases to hold office for any reason, a vacancy shall occur. The vacancy shall be filled with an Issuer Trustee appointed in accordance with Section 8.10.

     (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of an Issuer Trustee shall not operate to dissolve, terminate or annul the Issuer Trust or terminate this Trust Agreement.

     Section 8.19.  Delegation of Power.
                    -------------------

     (a) Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a) or making any governmental filing.

     (b) The Administrators shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Issuer

Trust or the names of the Administrators or otherwise as the Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement.

     Section 8.20.  Appointment of Administrators.
                    -----------------------------

     (a) The Administrators (other than the initial Administrators) shall be appointed by the Holders of a Majority in Liquidation Amount of the Common Securities and all Administrators (including the initial Administrators) may be removed by the Holders of a Majority in Liquidation Amount of the Common Securities or may resign at any time. If at any time there is no Administrator, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrators.

     (b) Whenever a vacancy in the number of Administrators shall occur, until such vacancy is filled by the appointment of an Administrator in accordance with this Section 8.20, the Administrators in office, regardless of their number (and notwithstanding any other provision of this Trust Agreement), shall have all the powers granted to the Administrators and shall discharge all the duties imposed upon the Administrators by this Trust Agreement.

     (c) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrator or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Holders of a Majority in Liquidation Amount of the Common Securities, incompetent, or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the remaining Administrators, if there were at least two of them prior to such vacancy and by the Depositor, if there were not two such Administrators immediately prior to such vacancy (with the successor in each case being a Person who satisfies the eligibility requirement for Administrators or Delaware Trustee, as the case may be, set forth in Section 8.7).

     (d) Except as otherwise provided in this Trust Agreement or by applicable law, any one Administrator may execute any document or otherwise take any action which the Administrators are authorized to take under this Trust Agreement.

                             ARTICLE IX
                             ----------

                DISSOLUTION, LIQUIDATION AND MERGER
                -----------------------------------

     Section 9.1.   Dissolution Upon Expiration Date.  Unless
                    --------------------------------
earlier dissolved, the Issuer Trust shall automatically dissolve on August 2, 2030 (the "Expiration Date").

     Section 9.2.   Early Dissolution.  The first to occur of any of
                    -----------------
the following events is an "Early Termination Event," upon the occurrence of which the Issuer Trust shall dissolve:

     (a) the occurrence of any Bankruptcy Event with respect to the Depositor, unless the Depositor shall transfer the Common Securities as provided by Section 5.11, in which case this provision shall refer instead to any Bankruptcy Event with respect to the successor Holder of the Common Securities;

     (b) delivery of the written direction to the Property Trustee from the Holder of the Common Securities at any time to dissolve the Issuer Trust and, after satisfaction of liabilities to creditors of the

Issuer Trust as provided by applicable law, to distribute the Junior Subordinated Debentures to Holders in exchange for the Preferred
Securities (which direction, subject to Section 9.4(a), is optional and wholly within the discretion of the Holder of the Common Securities);

     (c) the redemption of all of the Preferred Securities in connection with the redemption of all the Junior Subordinated
Debentures; and

     (d) the entry of an order for dissolution of the Issuer Trust by a court of competent jurisdiction.

     Section 9.3.   Termination.  The respective obligations and
                    -----------
responsibilities of the Issuer Trustees, the Administrators and the Issuer Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Holders of all amounts required to be distributed hereunder upon the liquidation of the Issuer Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to
Section 4.2, (b) the payment of any expenses owed by the Issuer Trust,
(c) the discharge of all administrative duties of the Administrators, including the performance of any tax reporting obligations with respect to the Issuer Trust or the Holders, and (d) the filing of a certificate of cancellation with the Delaware Secretary of State pursuant to
Section 3810 of the Delaware Business Trust Act.

     Section 9.4.   Liquidation.
                    -----------

     (a) If an Early Termination Event specified in clause (a), (b) or (d) of Section 9.2 occurs or upon the Expiration Date, the Issuer Trust shall be liquidated by the Property Trustee as expeditiously as the Property Trustee determines to be possible by distributing, after satisfaction of liabilities to creditors of the Issuer Trust as provided by applicable law, to each Holder a Like Amount of Junior Subordinated Debentures, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 15 nor more than 45 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

          (i)  state the Liquidation Date;

          (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debentures; and

          (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debentures, or if Section 9.4(d) applies receive a Liquidation Distribution, as the Administrators or the Property Trustee shall deem appropriate.

     (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Issuer Trust and distribution of the Junior Subordinated Debentures to Holders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 30 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debentures in exchange for the Outstanding Trust Securities Certificates.

     (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency for the Preferred Securities or its nominee, as the registered Holder of the Global Preferred Securities Certificate, shall receive a registered global certificate or certificates representing the Junior Subordinated Debentures to be delivered upon such distribution with respect to Preferred Securities held by the Clearing Agency or its nominee, and (iii) any Trust Securities Certificates not held by the Clearing Agency for the Preferred Securities or its nominee as specified in clause (ii) above will be deemed to represent Junior Subordinated Debentures having a principal amount equal to the stated Liquidation Amount of the Trust Securities represented thereby and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Trust Securities until such certificates are presented to the Securities Registrar for transfer or reissuance.

     (d)  If, notwithstanding the other provisions of this
Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Junior Subordinated Debentures is not practical, or if any Early Termination Event specified in clause (c) of Section 9.2 occurs, the Trust Property shall be liquidated, and the Issuer Trust shall be liquidated by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution of the Issuer Trust, Holders will be entitled to receive out of the assets of the Issuer Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Issuer Trust as provided by applicable law, an amount equal to the aggregate of the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Issuer Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Issuer Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holders of the Common Securities will be entitled to receive Liquidation Distributions upon any such liquidation pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities as provided in Section 4.3.

     (e) Following the dissolution of the Issuer Trust and after the completion of the winding up of the affairs of the Issuer Trust, one of the Issuer Trustees shall file a certificate of cancellation with the Delaware Secretary of State.

     Section 9.5.   Mergers, Consolidations, Amalgamations or
                    -----------------------------------------
Replacements of the Issuer Trust.  The Issuer Trust may not merge with
--------------------------------
or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any entity, except pursuant to this Section 9.5 and Section 9.4. At the request of the Holders of the Common Securities, and with the consent of the Holders of a Majority in Liquidation Amount of the Preferred Securities but without the consent of the Delaware Trustee or the Property Trustee, the Issuer Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, however, that (a) such successor entity either (i) expressly assumes all of the obligations of the Issuer Trust with respect to the Securities or (ii) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities have the same priority as the Preferred Securities with respect to distributions and payments upon liquidation, redemption and otherwise and which are then listed or listed upon notification of issuance on any national securities exchange or automated quotation system on which the Trust Preferred Securities are then listed,
(b) a trustee of such successor entity possessing the same powers and duties as the Property Trustee is appointed to hold the Junior Subordinated Debentures, (c) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization if the Preferred Securities were rated by any nationally recognized statistical rating organization immediately prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, (d) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect, (e) such successor entity has a purpose substantially identical to that of the Issuer Trust,
(f) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Issuer Trustee has received an Opinion of Counsel from independent counsel experienced in such matters to the effect that (i) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect, and (ii) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Issuer Trust nor such successor entity will be required to register as an "investment company" under the Investment Company Act, and (g) the Depositor or any permitted transferee to whom it has transferred the Common Securities hereunder owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee Agreement. Notwithstanding the foregoing, the Issuer Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Issuer Trust or the successor entity to fail or cease to be classified as a grantor trust for United States federal income tax purposes. Any merger or similar agreement shall be executed by the Administrators on behalf of the Issuer Trust.

     Section 9.6. Listing of the Junior Subordinated Debentures. In the event that the Junior Subordinated Debentures are distributed to the holders of the Preferred Securities for any reason, the Depositor and the Issuer Trust will use their respective best efforts to cause the Junior Subordinated Debentures to be listed, subject to notice of issuance, at the time of such distribution, upon the American Stock Exchange, such other securities exchange or exchanges and/or the Nasdaq National Market upon which the Preferred Securities are then listed. The Depositor will thereafter comply with all registration, filing and reporting requirements of the American Stock Exchange or such other exchange or Nasdaq National Market upon which the Junior Subordinated Debentures are listed.

                             ARTICLE X
                             ---------

                      MISCELLANEOUS PROVISIONS
                      ------------------------

     Section 10.1.  Limitation of Rights of Holders.  Except as set
                    -------------------------------
forth in Section 9.2, the bankruptcy, dissolution, termination, death or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement or dissolve, terminate or annul the Issuer Trust, nor entitle the legal representatives or heirs of such Person or any Holder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Section 10.2.  Amendment.
                    ---------

     (a) This Trust Agreement may be amended from time to time by the Property Trustee, the Administrators and the Holders of a Majority in Liquidation Amount of the Common Securities, without the consent of any Holder of the Preferred Securities, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement; provided, however, that such amendment shall not adversely affect in any material respect the interests of any Holder or (ii) to modify, eliminate, or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Issuer Trust will be classified as a grantor trust (and not an association taxable as a corporation) for United
States federal income tax purposes at any time that any Trust Securities are Outstanding or to ensure that the Issuer Trust will not be required to register as an "investment company" under the Investment Company Act.

     (b) Except as provided in Section 6.1(c) or Section 10.2(c), any provision of this Trust Agreement may be amended by the Property Trustee, the Administrators, and the Holders of a Majority in Liquidation Amount of the Common Securities with (i) the consent of Holders of a Majority in Liquidation Amount of the Preferred Securities and (ii) receipt by the Issuer Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Issuer Trustees in accordance with such amendment will not cause the Issuer Trust to fail or cease to be classified as a grantor trust for United States federal income tax purposes or affect the Issuer Trust's exemption from status of an "investment company" under the Investment Company Act.

     (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Holder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date. Notwithstanding any other provision herein, without the unanimous consent of the Holders (such consent being obtained in accordance with Section 6.3 or 6.6), this Section 10.2(c) may not be amended.

     (d)  Notwithstanding any other provisions of this Trust
Agreement, no Issuer Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Issuer Trust to fail or cease to qualify for the exemption from status as an "investment company" under the Investment Company Act or to fail or cease to be classified as a grantor trust for United States federal income tax purposes.

     (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor and the Administrators, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor or the Administrators.

     (f) In the event that any amendment to this Trust Agreement is made, the Administrators or the Property Trustee shall promptly provide to the Depositor a copy of such amendment.

     (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

     (h)  Any amendments to this Trust Agreement pursuant to
Section 10.2(a) shall become effective when notice of such amendment is given to the Holders of the Trust Securities.

     Section 10.3.  Separability.  In case any provision in this
                    ------------
Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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

     Section 10.4.  Governing Law.  THIS TRUST AGREEMENT AND THE
                    -------------
RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE ISSUER TRUST, THE DEPOSITOR, THE ISSUER TRUSTEES, AND THE ADMINISTRATORS WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     Section 10.5.  Payments Due on Non-Business Day.  If the date
                    --------------------------------
fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Section 4.2(d)), except that, if such Business Day is in the next succeeding calendar year, payment on any Trust Security shall be made on the immediately preceding Business Day, in each case, with the same force and effect as though made on the date fixed for such payment, and no Distributions shall accumulate on such unpaid amount for the period after such date.

     Section 10.6.  Successors and Assigns.  This Trust Agreement
                    ----------------------
shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Issuer Trust, the Administrators, and any Issuer Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article VIII of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

     Section 10.7.  Headings.  The Article and Section headings are
                    --------
for convenience only and shall not affect the construction of this Trust Agreement.

     Section 10.8.  Reports, Notices and Demands.
                    ----------------------------

     (a) Any report, notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Holder or the Depositor may be given or served in writing by deposit thereof, first class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (ii) in the case of the Holder of Common Securities or the Depositor, to Allegiant Bancorp, Inc., 2122 Kratky Road, St. Louis, Missouri 63114, Attention: Corporate Secretary, facsimile no.: (314) 692-8200 or to such other address as may be specified in a written notice by the Depositor to the Property Trustee. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission. Such notice, demand or other communication to or upon the Depositor shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Depositor.

     (b) Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Issuer Trust, the Property Trustee, the Delaware Trustee, the Administrators, or the Issuer Trust shall be given in writing addressed (until another address is published by the Issuer Trust) as follows: (i) with respect to the Property Trustee to Bankers Trust Company, Four Albany Street, 4th Floor, New York, NY 10006,
Attention: Corporate Trust and Agency Group Corporate Market Services;
(ii) with respect to the Delaware Trustee to Bankers Trust (Delaware), E.A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware, 19805-1266, Attention: Corporate Trust Administration, and (iii) with respect to the Administrators, to them at the address above for notices to the Depositor, marked "Attention: Office

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

of the Secretary." Such notice, demand or other communication to or upon the Issuer Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Issuer Trust, the Property Trustee, or such Administrator.

     Section 10.9.  Agreement Not to Petition.  Each of the Issuer
                    -------------------------
Trustees, the Administrators and the Depositor agree for the benefit of the Holders that, until at least one year and one day after the Issuer Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Issuer Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Issuer Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Issuer Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Issuer Trustee or the Issuer Trust may assert. If any Issuer Trustee or Administrator takes action in violation of this Section 10.9, the Depositor agrees, for the benefit of the Holders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by such Person against the Depositor or the commencement of such action and raise the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Depositor or the Issuer Trust may assert. The provisions of this
Section 10.9 shall survive the termination of this Trust Agreement.

     Section 10.10. Trust Indenture Act; Conflict with Trust
                    -----------------------------------------
Indenture Act.
-------------

     (a)  Trust Indenture Act; Application.  (i) This Trust Agreement
          --------------------------------
is subject to the provisions of the Trust Indenture Act that are required to be a part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions; (ii) if and to the extent that any provision of this Trust Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control; (iii) for purposes of this Trust Agreement, the Property Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Issuer Trustee which is a trustee for the purposes of the Trust Indenture Act; and (iv) the application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Preferred Securities and the Common Securities as equity securities representing undivided beneficial interests in the assets of the Issuer Trust.

     (b)  Lists of Holders of Preferred Securities.  (i) Each of the
          ----------------------------------------
Depositor and the Administrators on behalf of the Issuer Trust shall provide the Property Trustee with such information as is required under
Section 312(a) of the Trust Indenture Act at the times and in the manner provided in Section 312(a) and (ii) the Property Trustee shall comply with its obligations under Sections 310(b), 311 and 312(b) of the Trust Indenture Act.

     (c)  Reports by the Property Trustee.  Within 60 days after
          -------------------------------
January 31 of each year, commencing January 31, 2000, the Property Trustee shall provide to the Holders of the Trust Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

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

     (d)  Periodic Reports to Property Trustee.  Each of the Depositor
          ------------------------------------
and the Administrators on behalf of the Issuer Trust shall provide to the Property Trustee, the Commission and the Holders of the Trust Securities, as applicable, such documents, reports and information as required by Section 314(a)(1)-(3) (if any) of the Trust Indenture Act and the compliance certificates required by Section 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each fiscal year of the Issuer Trust).

     (e)  Evidence of Compliance with Conditions Precedent.  Each of
          ------------------------------------------------
the Depositor and the Administrators on behalf of the Issuer Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to Section 314(c) shall comply with Section 314(e) of the Trust Indenture Act.

     (f)  Disclosure of Information.  The disclosure of information as
          -------------------------
to the names and addresses of the Holders of Trust Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

     Section 10.11. Acceptance of Terms of Trust Agreement,
                    ----------------------------------------
Guarantee and Indenture.  THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY
-----------------------
OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT, THE GUARANTEE AGREEMENT AND THE INDENTURE, AND THE AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AGREEMENT AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE ISSUER TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE ISSUER TRUST AND SUCH HOLDER AND SUCH OTHERS.

     Section 10.12. Counterparts.  This Trust Agreement may contain
                    ------------
more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Issuer Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature paper.


             [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Amended and Restated Trust Agreement to be duly executed as of the day and year first above written.


                     ALLEGIANT BANCORP, INC., as Depositor


                     By: /s/ Shaun R. Hayes
                        ---------------------------------------
                        Shaun R. Hayes
                        President and Chief Executive Officer


                     BANKERS TRUST COMPANY, as Property Trustee


                     By: /s/ Ednora G. Linares
                        ---------------------------------------
                        Name: Ednora G. Linares
                        Title: Assistant Vice President


                     BANKERS TRUST (DELAWARE), as Delaware
                     Trustee


                     By: /s/ M. Lisa Wilkins
                        ---------------------------------------
                        Name: M. Lisa Wilkins
                        Title: Assistant Vice President



Subscribed to and Accepted by, as the Initial Administrators:


/s/ Shaun R. Hayes
---------------------------------------
Shaun R. Hayes


/s/ Thomas A. Daiber
---------------------------------------
Thomas A. Daiber

                             EXHIBIT A
                             ---------


    [CERTIFICATE OF TRUST FILED WITH DELAWARE SECRETARY OF STATE]

                             EXHIBIT B
                             ---------


             [FORM OF CERTIFICATE DEPOSITARY AGREEMENT]

                             EXHIBIT C
                             ---------

          THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO A
       SUCCESSOR IN INTEREST TO THE DEPOSITOR OR AN AFFILIATE
         OF THE DEPOSITOR IN COMPLIANCE WITH APPLICABLE LAW
              AND SECTION 5.11 OF THE TRUST AGREEMENT


Certificate Number: C-1                  Number of Common Securities: 58,442


              Certificate Evidencing Common Securities
                                 of
                     Allegiant Capital Trust I
                      9.875% Common Securities
           (liquidation amount $10 per Common Security)


     Allegiant Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that Allegiant Bancorp, Inc. (the "Holder") is the registered owner of Fifty Eight Thousand Four Hundred and Forty Two (58,442) common securities of the Issuer Trust representing undivided beneficial interest in the assets of the Issuer Trust and designated the Allegiant Capital Trust I 9.875% Common Securities (liquidation amount $10 per Common Security) (the "Common Securities"). Except in accordance with Section
5.11 of the Trust Agreement (as defined below), the Common Securities are not transferable and any attempted transfer hereof other than in accordance therewith shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of August 2, 1999, as the same may be amended from time to time (the "Trust Agreement") among Allegiant Bancorp, Inc., as Depositor, Bankers Trust Company, as Property Trustee, Bankers Trust (Delaware), as Delaware Trustee, the Administrators named therein and the Holders of Trust Securities, including the designation of the terms of the Common Securities as set forth therein. The Issuer Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     Terms used but not defined herein have the meanings set forth in the Trust Agreement.

     This Common Security shall be governed by the laws of the State of Delaware (without giving effect to conflict of laws principles).

     IN WITNESS WHEREOF, one of the Administrators of the Issuer Trust has executed this certificate this 2nd day of August, 1999 on behalf of the Issuer Trust.


                                    Allegiant Capital Trust I


                                    By:
                                       ---------------------------------
                                       Shaun R. Hayes, Administrator


AUTHENTICATED AND REGISTERED:
BANKERS TRUST COMPANY,
as Property Trustee and Securities Registrar


By:
   ---------------------------------
   Name:
   Authorized Signatory

                             EXHIBIT D
                             ---------


     [IF THE PREFERRED SECURITY CERTIFICATE IS TO BE A GLOBAL PREFERRED SECURITY CERTIFICATE, INSERT - This Preferred Security Certificate is a Global Preferred Security Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Preferred Security Certificate is exchangeable for Preferred Security Certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Trust Agreement and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, except in the limited circumstances described in the Trust Agreement.

     Unless this Preferred Security Certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Allegiant Capital Trust I or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of such nominee as is requested by an authorized representative of DTC (and any payment is made to such entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL inasmuch as the registered owner hereof, has an interest herein.]

CERTIFICATE NUMBER: P-1      NUMBER OF PREFERRED SECURITIES: 1,500,000


                        CUSIP NO. 01747Q 207
            CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                 OF
                     ALLEGIANT CAPITAL TRUST I

               9.875% CUMULATIVE PREFERRED SECURITIES
           (LIQUIDATION AMOUNT $10 PER PREFERRED SECURITY)

     Allegiant Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of $15,000,000 aggregate liquidation amount of preferred securities of the Issuer Trust representing a preferred undivided beneficial interest in the assets of the Issuer Trust and designated the Allegiant Capital
Trust I 9.875% Preferred Securities (liquidation amount $10 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and the records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of August 2,
1999, as the same may be amended from time to time (the "Trust Agreement"), among Allegiant Bancorp, Inc., as Depositor, Bankers Trust Company, as Property Trustee, Bankers Trust (Delaware), as Delaware Trustee, and the Administrators named therein, the Holders of Trust Securities, including the designation of the terms of the Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Allegiant Bancorp, Inc., a Missouri corporation, and Bankers Trust Company, as Guarantee Trustee, dated as of August 2, 1999 , as the same may be amended from time to time (the "Guarantee Agreement"), to the extent provided therein. The Issuer Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     This Preferred Security shall be governed by the laws of the State of Delaware (without giving effect to conflict of laws principles).

     IN WITNESS WHEREOF, one of the Administrators of the Issuer Trust has executed this certificate this 2nd day of August, 1999.


                                    ALLEGIANT CAPITAL TRUST I


                                    By:
                                       ----------------------------------
                                       Shaun R. Hayes, Administrator


AUTHENTICATED AND REGISTERED:
BANKERS TRUST COMPANY,
as Property Trustee and Securities Registrar


By:
   ---------------------------------
   Name:
   Authorized Signatory

                             ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:


       ------------------------------------------------------
         (Insert assignee's name and social security or tax
                       identification number)




       ------------------------------------------------------


       ------------------------------------------------------
             (Insert address and zip code of assignee)

and irrevocably appoints:


       ------------------------------------------------------


       ------------------------------------------------------


       ------------------------------------------------------

agent to transfer this Preferred Security Certificate on the books of the Issuer Trust. The agent may substitute another to act for him or her.


Date:

     -----------------------------------------
Signature:

     -----------------------------------------
     (Sign exactly as your name appears on
     the other side of this Preferred Security
     Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.